UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

PERIMETER SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41027	98-1632942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Maryland Ave., Suite 350
Clayton, Missouri 63105
(Address of Principal Executive Offices, including zip code)

(314) 396-7343

(Registrant’s telephone number, including area code)

Perimeter Solutions, SA
28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg,
Grand Duchy of Luxembourg
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 20, 2024, Perimeter Solutions, SA, formerly a public limited liability company duly incorporated and validly existing under the laws of the Grand Duchy of Luxembourg, previously having its registered office at 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg, and registered with the Registre de Commerce et des Sociétés, Luxembourg (Luxembourg Trade and Companies Register) under number B 256.548 (“Perimeter Luxembourg”), consummated the conversion (the “Redomiciliation Transaction”) of Perimeter Luxembourg into a corporation incorporated under the laws of the State of Delaware, after which, Perimeter Luxembourg will continue as an entity under the name “Perimeter Solutions, Inc.” (the “Company”). The domestication was completed in accordance with articles 100-2, 100-3 and 1300-2 of the Luxembourg law dated August 10, 1915 on commercial companies, as amended (the “Luxembourg Company Law”), the procedures of article 450-3 et seq. of the Luxembourg Company Law, and the domestication procedures of Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), pursuant to which the Company continued its legal existence in Delaware as if Perimeter Luxembourg had originally been incorporated under Delaware law.

Upon consummation of the Redomiciliation Transaction, each of Perimeter Luxembourg’s issued (i) ordinary shares, with a nominal value of $1.00 per share (the “Lux Ordinary Shares”) and (ii) redeemable preferred shares, with a nominal value of $10.00 each (the “Lux Preferred Shares”), automatically converted by operation of law on a one-for-one basis into (i) shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and (ii) shares of preferred stock of the Company, par value $0.0001 per share (the “Preferred Stock”), respectively, in accordance with the terms of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”).

The Common Stock to continues to be listed for trading under symbol “PRM” on the New York Stock Exchange (the “NYSE”), which is the same trading symbol as the Lux Ordinary Shares traded under prior to the Redomiciliation Transaction. As a result of the Redomiciliation Transaction, the Company became the successor issuer to Perimeter Luxembourg pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report on Form 8-K (this “Current Report”) establishes the Company as the successor issuer to Perimeter Luxembourg pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(e) under the Exchange Act, the Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Upon consummation of the Redomiciliation Transaction, the CUSIP number relating to the Company’s Common Stock was changed to 71385M 107.

Item 1.01.	Entry into a Material Definitive Agreement.

Upon consummation of the Redomiciliation Transaction, the Company entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.

This summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Redomiciliation Transaction, on November 20, 2024, the Company notified the NYSE that each issued Lux Ordinary Share was automatically converted by operation of law on a one-for-one basis into shares of Common Stock.

It is expected that the NYSE will suspend trading of Lux Ordinary Shares prior to market open on November 21, 2024, and shares of Common Stock are expected to commence trading on the NYSE under the symbol “PRM” on November 21, 2024.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 3.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Redomiciliation Transaction, the Company filed the Certificate of Incorporation and adopted its bylaws (the “Bylaws”). The rights of holders of Common Stock are now governed by Certificate of Incorporation, the Bylaws, and the DGCL, which contain provisions that differ in certain respects from shareholders’ rights under the laws of the Grand Duchy of Luxembourg and Perimeter Luxembourg’s Updated & Coordinated Articles of Association, which were in effect prior to the Redomiciliation Transaction. The general effect of the changes to the rights of the Company’s stockholders are described under the sections entitled “Comparison of Shareholder Rights Between Luxembourg Law and Delaware Law,” “U.S. Federal Income Tax Considerations,” and “Description of Perimeter Delaware Securities” in Perimeter Luxembourg’s final proxy statement/prospectus, dated October 30, 2024, relating to the Redomiciliation Transaction, which was filed with the Securities and Exchange Commission the (“SEC”) pursuant to Rule 424(b)(3) on October 30, 2024 (the “Proxy/Prospectus”), and formed part of Perimeter Luxembourg’s registration statement on Form S-4, which was filed with the SEC on July 31, 2024 and was amended on October 25, 2024 (Registration No. 333-281134).

The sections of the Proxy/Prospectus listed above are hereby incorporated by reference into this Current Report on Form 8-K.

The information set forth in the Introductory Note, Item 3.01, and Item 5.03 of this Current Report is incorporated into this Item 3.03 by reference.

This summary is qualified in its entirety by reference to the full text of the Certificate of Incorporation and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Redomiciliation Transaction, the Company filed the Certificate of Incorporation and adopted the Bylaws.

The information set forth in Item 3.03 is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 20, 2024, Perimeter Luxembourg held an extraordinary general meeting of shareholders (the “Special Meeting”) where holders of Lux Ordinary Shares and Lux Preferred Shares voted on (i) a proposal to approve by special resolution the Redomiciliation Transaction (the “Redomiciliation Proposal”), (ii) a proposal to approve by special resolution the adoption of the Certificate of Incorporation (the “Organizational Documents Proposal”), and (iii) a proposal to grant power and authority (the “Delegation of Authority Proposal”) to any director of Perimeter Luxembourg and/or any lawyer or employee of the law firm Maples and Calder (Luxembourg) SARL and/or any employee or clerk of the instrumenting notary in the Grand Duchy of Luxembourg, to individually carry out, with full power of substitution and sub-delegation, in the name and on behalf of Perimeter Luxembourg, any changes required by the matters set out under the proposals described in the Proxy/Prospectus as well as all filings, notifications, and publications necessary for the Redomiciliation Transaction.

As of September 23, 2024, the record date for the Special Meeting, there were 145,221,178 Lux Ordinary Shares and 10,000,000 Lux Preferred Shares entitled to vote at the Special Meeting.

Redomiciliation Proposal

Perimeter Luxembourg shareholders voted in favor of the Redomiciliation Proposal.

For	Against	Abstain	Broker Non-Votes
119,214,314.46	62,731	924	0

Organizational Documents Proposal

Perimeter Luxembourg shareholders voted in favor of the Organizational Documents Proposal.

For	Against	Abstain	Broker Non-Votes
119,260,679.46	11,881	5,409	0

Delegation and Authority Proposal

Perimeter Luxembourg shareholders voted in favor of the Delegation and Authority Proposal.

For	Against	Abstain	Broker Non-Votes
119,267,588.46	7,654	2,727	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Incorporation of Perimeter Solutions, Inc.

3.2	Bylaws of Perimeter Solutions, Inc.

10.1	Form of Indemnification and Advancement Agreement of Perimeter Solutions, Inc. (incorporated by reference to Exhibit 10.4 to Perimeter Solutions, SA’s Registration Statement on Form S-4 filed with the SEC on July 31, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2024	Perimeter Solutions, Inc.

	By:	/s/ Kyle Sable
	Name:	Kyle Sable
	Title:	Chief Financial Officer